                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       ABBOTT LABORATORIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

ABBOTT LABORATORIES
          NOTICE OF
     ANNUAL MEETING
    OF SHAREHOLDERS
                AND
    PROXY STATEMENT
               1996

[ABBOTT LABORATORIES LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-3500 U.S.A.

COVER:

LAST YEAR, IVANA SEDOVA OF THE CZECH REPUBLIC WAS OVERCOME WITH SEVERE ABDOMINAL PAIN. SHE COULDN'T WORK AT HER ACCOUNTING PRACTICE AND HAD DIFFICULTY TAKING CARE OF HER FAMILY. IVANA WAS TREATED FOR FLU, BUT HER CONDITION WORSENED. INITIAL TESTS FOR HEPATITIS WERE NEGATIVE. IVANA'S HEALTH CONTINUED TO FAIL, AND SHE WAS HOSPITALIZED. USING ABBOTT'S AxSYM-Registered Trademark- IMMUNOASSAY DIAGNOSTIC SYSTEM, THE HOSPITAL LAB RAN MORE SENSITIVE TESTS THAT DETECT HEPATITIS IN ITS EARLY STAGES. IVANA WAS QUICKLY DIAGNOSED WITH ACUTE HEPATITIS
B. SHE RECEIVED APPROPRIATE TREATMENT AND SOON WAS ABLE TO RESUME HER NORMAL ACTIVITIES. IVANA IS PICTURED HERE ON THE MEDIEVAL CHARLES BRIDGE IN THE CZECH CAPITAL OF PRAGUE. CENTRAL EUROPE IS ONE OF MANY EMERGING MARKETS AROUND THE WORLD WHERE ABBOTT IS GROWING ITS BUSINESS RAPIDLY.

--------------------------------------------------------------------------------

YOUR VOTE
IS IMPORTANT

PLEASE SIGN AND PROMPTLY RETURN YOUR
PROXY IN THE ENCLOSED ENVELOPE.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at the corporation's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 26, 1996 at 9:00 a.m. for the following purposes:

(1) To elect thirteen directors to hold office until the next Annual Meeting or until their successors are elected (Item No. 1 on proxy card);

(2) To approve the Abbott Laboratories 1996 Incentive
Stock Program (Item No. 2 on the proxy card);

(3) To ratify the appointment of Arthur Andersen LLP as auditors of the corporation for 1996 (Item No. 3 on proxy card); and

(4) To transact such other business as may properly come before the meeting.

The board of directors recommends that you vote FOR Items 1, 2, and 3 on the proxy card.

The close of business February 27, 1996 has been fixed as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you.

By order of the board of directors.

JOSE M. DE LASA
SECRETARY
March 11, 1996

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
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ABBOTT LABORATORIES
PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Shareholders. The meeting will be held on April 26, 1996 at the corporation's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 11, 1996. The corporation will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may also be solicited by mail or in person by directors, officers, or employees of the corporation and its subsidiaries. The corporation has also retained Georgeson & Company Inc. to aid in the solicitation of proxies, at an estimated cost of $42,000 plus reimbursement for reasonable out-of-pocket expenses.

--------------------------------------------------

VOTING SECURITIES AND RECORD DATE

Shareholders of record at the close of business on February 27, 1996 will be entitled to notice of, and to vote at, the Annual Meeting. As of January 31, 1996, the corporation had 786,075,095 outstanding common shares, which are the only outstanding voting securities.

--------------------------------------------------

VOTING OF PROXIES

A shareholder may vote in person, by a duly executed proxy, or through an authorized representative. The bylaws provide that a shareholder may authorize no more than three persons as proxies to attend and vote at the meeting. Proxies may be revoked at any time prior to the meeting. This may be done by written notice delivered to the secretary of the corporation, or by signing and delivering a proxy with a later date.

All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters. Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees as the shareholder desires. Nominees who receive the greatest number of votes will be elected.

Unless authority is withheld in accordance with instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 13 nominees hereinafter named. These

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1
shares may be voted cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all). Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 13 nominees if, in the judgment of the proxy holders, such action is necessary or desirable.

Where a shareholder has specified a choice for or against approval of either the Abbott Laboratories 1996 Incentive Stock Program or ratification of Arthur Andersen LLP as auditors, the shares represented by the proxy will be voted as specified. Where no choice has been specified, the proxy will be voted FOR approval of the Abbott Laboratories 1996 Incentive Stock Program and FOR ratification of Arthur Andersen LLP as auditors.

A majority of the outstanding shares, entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker or bank is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on such matter, although these shares may be considered present and entitled to vote for other purposes. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

The favorable vote of a majority of the shares represented at the meeting and entitled to vote on these matters are required for approval of these matters. Abstentions and withheld votes have the effect of votes against a matter.

It is the corporation's policy that all proxies, ballots and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed except: (i) where disclosure may be required by law or regulation,
(ii) where disclosure may be necessary in order for the corporation to assert or defend claims, (iii) where a shareholder writes comments on his or her proxy card, (iv) where a shareholder expressly requests disclosure, (v) to allow the inspectors of election to certify the results of a vote, or (vi) in limited circumstances such as a contested election or proxy solicitation not approved and recommended by the board of directors.

The inspectors of election and the tabulators of all proxies, ballots and voting tabulations that identify shareholders are independent and are not employees of the corporation.

The board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

--------------------------------------------------

INFORMATION CONCERNING SECURITY OWNERSHIP

On January 31, 1996, the Abbott Laboratories Stock Retirement Trust, c/o Abbott Laboratories, 100 Abbott Park Road, Abbott Park, Illinois 60064-3500, held 64,482,761 common shares (approximately 8.2 percent of the outstanding common shares) of the corporation. These shares were held for the individual accounts of approximately 37,467 employees and other plan participants who participate in the Abbott Laboratories Stock Retirement Plan. The Stock Retirement Trust is administered by both a trustee and three co-trustees. The trustee of the Trust is Putnam Fiduciary Trust Company. The co-trustees are G. P. Coughlan, T. C. Freyman, and E. M. Walvoord, officers of the corporation. The voting power with respect to the shares owned by the Trust is held by and shared among the co-trustees. The co-trustees must solicit and follow voting instructions from the participants, if the co-trustees determine that a matter to be voted on at a shareholder meeting could materially affect the interests of participants. The individual participants have investment power over these shares, as provided by the terms of the Trust. The Trust Agreement is of unlimited duration.

--------------------------------------------------

COMMITTEES OF THE BOARD OF DIRECTORS

The board of directors, which held six meetings in 1995, has five committees established in the corporation's bylaws: the executive committee, audit committee, compensation committee, nominations committee, and board affairs committee.

The executive committee, whose members are D. L. Burnham, chairman, H. L. Fuller, W. D. Smithburg, J. R. Walter, and W. L. Weiss, did not hold any meetings in 1995. This committee may exercise all the authority of the board in the management of the corporation, except for matters expressly reserved by law for board action.

The audit committee, whose members are J. R. Walter, chairman, H. L. Fuller, The Lord Hayhoe PC, A. F. Jacobson, D. A. Jones, and W. A. Reynolds, held two meetings in 1995. This committee provides advice and assistance regarding accounting, auditing, and financial

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                                                                               2
reporting practices of the corporation. Each year, it recommends to the board a firm of independent public accountants to serve as auditors. The audit committee reviews with such auditors the scope and results of their audit, fees for services, and independence in servicing the corporation. The committee also meets with the corporation's internal auditors to evaluate the effectiveness of the work they perform.

The compensation committee, whose members are W. D. Smithburg, chairman, K. F. Austen, H. L. Fuller, A. F. Jacobson, B. Powell, Jr., A. B. Rand, J. R. Walter, and W. L. Weiss held four meetings in 1995. This committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The nominations committee, whose members are W. A. Reynolds, chairman, K. F. Austen, D. A. Jones, B. Powell, Jr., A. B. Rand, W. D. Smithburg, and W. L. Weiss, held two meetings in 1995. This committee develops general criteria regarding the qualifications and selection of board members and officers, and recommends candidates for such positions to the board of directors. A shareholder may recommend persons as potential nominees for director or directly nominate persons for director by complying with the procedures on pages 19 and 20.

The board affairs committee, whose members are W. L. Weiss, chairman, K. F. Austen, H. L. Fuller, The Lord Hayhoe PC, A. F. Jacobson, and D. A. Jones held five meetings in 1995. This committee is responsible for advising the board of directors with respect to the conduct of the board activities.

The average attendance of all directors at board and committee meetings in 1995 was 97 percent.

--------------------------------------------------

INFORMATION CONCERNING NOMINEES FOR DIRECTORS
(ITEM NO. 1 ON PROXY CARD)

Thirteen directors are to be elected to hold office until the next Annual Meeting or until their successors are elected. All but one of the nominees, The Lord Owen, are currently serving as directors. The Lord Hayhoe is not standing for reelection.

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3

----------------------------------------------------

NOMINEES FOR ELECTION AS DIRECTORS

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                          K. FRANK AUSTEN, M.D.                 AGE 67                 DIRECTOR SINCE 1983
                          PROFESSOR OF MEDICINE, HARVARD MEDICAL SCHOOL, BOSTON, MASSACHUSETTS
   [PHOTO1]               DR. AUSTEN IS THE THEODORE B. BAYLES PROFESSOR OF MEDICINE ON THE FACULTY OF
                          HARVARD MEDICAL SCHOOL. DR. AUSTEN IS A DIRECTOR OF HUMANA INC., A TRUSTEE OF
                          AMHERST COLLEGE AND A MEMBER OF THE NATIONAL ACADEMY OF SCIENCES AND OF THE
                          AMERICAN ACADEMY OF ARTS AND SCIENCES. HE HAS SERVED AS PRESIDENT OF THE AMERICAN
                          ASSOCIATION OF IMMUNOLOGISTS, THE AMERICAN ACADEMY OF ALLERGY AND IMMUNOLOGY, AND
                          THE ASSOCIATION OF AMERICAN PHYSICIANS.
-----------------------------------------------------------------------------------------------------------

                          DUANE L. BURNHAM                  AGE 54                  DIRECTOR SINCE 1985
                          CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, ABBOTT LABORATORIES
   [PHOTO2]               MR. BURNHAM JOINED ABBOTT IN 1982. HE WAS ELECTED VICE CHAIRMAN IN 1986, CHIEF
                          EXECUTIVE OFFICER IN 1989, AND CHAIRMAN OF THE BOARD IN 1990. MR. BURNHAM
                          RECEIVED BOTH HIS UNDERGRADUATE AND M.B.A. DEGREES FROM THE UNIVERSITY OF
                          MINNESOTA. HE SERVES AS A DIRECTOR OF SARA LEE CORPORATION, EVANSTON HOSPITAL
                          CORPORATION, THE LYRIC OPERA OF CHICAGO, AND THE HEALTHCARE LEADERSHIP COUNCIL;
                          AS A TRUSTEE OF NORTHWESTERN UNIVERSITY AND THE MUSEUM OF SCIENCE AND INDUSTRY;
                          AS A MEMBER OF THE BUSINESS ROUNDTABLE; AND AS CHAIRMAN OF THE EMERGENCY
                          COMMITTEE FOR AMERICAN TRADE.
-----------------------------------------------------------------------------------------------------------

                          H. LAURANCE FULLER                   AGE 57                   DIRECTOR SINCE 1988
                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER, AMOCO CORPORATION, CHICAGO, ILLINOIS
   [PHOTO3]               (INTEGRATED PETROLEUM AND CHEMICALS COMPANY)
                          MR. FULLER WAS ELECTED PRESIDENT OF AMOCO CORPORATION IN 1983 AND CHAIRMAN AND
                          CHIEF EXECUTIVE OFFICER IN 1991. HE IS A MEMBER OF AMOCO CORPORATION'S EXECUTIVE
                          COMMITTEE AND HAS BEEN A DIRECTOR OF AMOCO SINCE 1981, WHEN HE BECAME EXECUTIVE
                          VICE PRESIDENT. FROM 1978 UNTIL 1981, MR. FULLER WAS PRESIDENT OF AMOCO OIL
                          COMPANY, WHICH WAS RESPONSIBLE FOR AMOCO CORPORATION'S PETROLEUM REFINING,
                          MARKETING, AND TRANSPORTATION OPERATIONS. HE IS A DIRECTOR OF THE CHASE MANHATTAN
                          CORPORATION AND THE CHASE MANHATTAN BANK, N.A., MOTOROLA, INC., THE AMERICAN
                          PETROLEUM INSTITUTE, AND THE REHABILITATION INSTITUTE OF CHICAGO; AND A TRUSTEE
                          OF THE ORCHESTRAL ASSOCIATION AND NORTHWESTERN UNIVERSITY.
-----------------------------------------------------------------------------------------------------------

                          THOMAS R. HODGSON                  AGE 54                  DIRECTOR SINCE 1985
                          PRESIDENT AND CHIEF OPERATING OFFICER, ABBOTT LABORATORIES
   [PHOTO4]               MR. HODGSON JOINED ABBOTT IN 1972. HE WAS ELECTED EXECUTIVE VICE PRESIDENT IN
                          1985, AND PRESIDENT AND CHIEF OPERATING OFFICER IN 1990. MR. HODGSON HAS A B.S.
                          DEGREE FROM PURDUE UNIVERSITY, AN M.S.E. DEGREE IN CHEMICAL ENGINEERING FROM THE
                          UNIVERSITY OF MICHIGAN, AN M.B.A. DEGREE FROM HARVARD BUSINESS SCHOOL, AND WAS
                          AWARDED AN HONORARY DOCTORATE OF ENGINEERING FROM PURDUE UNIVERSITY. HE SERVES AS
                          TRUSTEE OF RUSH-PRESBYTERIAN-ST. LUKE'S MEDICAL CENTER AND ON THE COLLEGE OF
                          ENGINEERING NATIONAL ADVISORY BOARD AT THE UNIVERSITY OF MICHIGAN.

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

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                            ALLEN F. JACOBSON                   AGE 69                   DIRECTOR SINCE 1993
                            RETIRED CHAIRMAN AND CHIEF EXECUTIVE OFFICER, MINNESOTA MINING & MANUFACTURING COMPANY,
   [PHOTO5]                 ST. PAUL, MINNESOTA (MANUFACTURER OF INDUSTRIAL, IMAGING AND HEALTH CARE PRODUCTS)
                            MR. JACOBSON SERVES AS A DIRECTOR OF MINNESOTA MINING & MANUFACTURING COMPANY; HE SERVED
                            AS CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER FROM 1986 TO 1991. MR. JACOBSON ALSO
                            SERVES AS A DIRECTOR OF SARA LEE CORPORATION, DELUXE CORPORATION, MOBIL CORPORATION,
                            NORTHERN STATES POWER COMPANY, POTLATCH CORPORATION, PRUDENTIAL INSURANCE COMPANY, SILICON
                            GRAPHICS, INC., US WEST, INC., AND VALMONT INDUSTRIES, INC. HE IS A MEMBER OF THE NATIONAL
                            ACADEMY OF ENGINEERING.
--------------------------------------------------------------------------------------------------------------------

                            DAVID A. JONES                    AGE 64                    DIRECTOR SINCE 1982
                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER, HUMANA INC., LOUISVILLE, KENTUCKY (HEALTH PLAN
   [PHOTO6]                 BUSINESS)
                            MR. JONES IS CO-FOUNDER OF HUMANA INC. AND HAS BEEN CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                            SINCE ITS ORGANIZATION IN 1961. HE RECEIVED A B.S. DEGREE FROM THE UNIVERSITY OF
                            LOUISVILLE AND A J.D. DEGREE FROM YALE UNIVERSITY.
--------------------------------------------------------------------------------------------------------------------

                            THE LORD OWEN CH                   AGE 57                   DIRECTOR NOMINEE
                            BRITISH MEMBER OF PARLIAMENT, LONDON, UNITED KINGDOM
   [PHOTO7]                 DAVID OWEN IS A BRITISH SUBJECT. HE SERVED AS A MEMBER OF PARLIAMENT FOR PLYMOUTH IN THE
                            HOUSE OF COMMONS FROM 1966 UNTIL HE RETIRED IN MAY OF 1992. IN 1992 HE WAS CREATED A LIFE
                            PEER AND WAS MADE A MEMBER OF THE HOUSE OF LORDS. IN AUGUST OF 1992 THE EUROPEAN UNION, AS
                            PART OF ITS PEACE SEEKING EFFORTS IN THE BALKANS, APPOINTED HIM CO-CHAIRMAN OF THE
                            INTERNATIONAL CONFERENCE ON FORMER YUGOSLAVIA. HE STEPPED DOWN FROM THAT POST IN JUNE OF
                            1995. LORD OWEN WAS SECRETARY FOR FOREIGN AND COMMONWEALTH AFFAIRS FROM 1977 TO 1979 AND
                            MINISTER OF HEALTH FROM 1974 TO 1976. HE IS CURRENTLY A DIRECTOR OF COATS VIYELLA PLC AND
                            EXECUTIVE CHAIRMAN OF MIDDLESEX HOLDINGS PLC.
--------------------------------------------------------------------------------------------------------------------

                            BOONE POWELL, JR.                   AGE 59                   DIRECTOR SINCE 1985
                            PRESIDENT AND CHIEF EXECUTIVE OFFICER, BAYLOR HEALTH CARE SYSTEM AND BAYLOR UNIVERSITY
   [PHOTO8]                 MEDICAL CENTER, AND VICE PRESIDENT, BAYLOR UNIVERSITY, DALLAS, TEXAS
                            MR. POWELL HAS BEEN ASSOCIATED WITH BAYLOR UNIVERSITY MEDICAL CENTER SINCE 1980 WHEN HE
                            WAS NAMED PRESIDENT AND CHIEF EXECUTIVE OFFICER. PRIOR TO JOINING BAYLOR, HE WAS PRESIDENT
                            OF HENDRICK MEDICAL CENTER IN ABILENE, TEXAS. MR. POWELL SERVES AS AN ACTIVE MEMBER OF
                            VOLUNTARY HOSPITALS OF AMERICA. HE IS A DIRECTOR OF COMERICA BANK-TEXAS, PHYSICIAN
                            RELIANCE NETWORK AND CABLE HEALTHCARE AND A FELLOW OF THE AMERICAN COLLEGE OF HEALTH CARE
                            EXECUTIVES. MR. POWELL IS A GRADUATE OF BAYLOR UNIVERSITY. HE RECEIVED A MASTER'S DEGREE
                            IN HOSPITAL ADMINISTRATION FROM THE UNIVERSITY OF CALIFORNIA AND HAS BEEN AWARDED FIVE
                            HONORARY DOCTORATE DEGREES.

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5
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
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                            ADDISON BARRY RAND                  AGE 51                  DIRECTOR SINCE 1992
                            EXECUTIVE VICE PRESIDENT, XEROX CORPORATION, STAMFORD, CONNECTICUT (DOCUMENT PROCESSING,
   [PHOTO9]                 INSURANCE AND FINANCIAL SERVICES COMPANY)
                            MR. RAND JOINED XEROX CORPORATION IN 1968. HE WAS ELECTED A CORPORATE OFFICER IN 1985,
                            NAMED PRESIDENT OF THE COMPANY'S U.S. MARKETING GROUP IN 1986, AND APPOINTED TO HIS
                            PRESENT POSITION IN 1992. MR. RAND EARNED A BACHELOR'S DEGREE FROM AMERICAN UNIVERSITY AND
                            MASTER'S DEGREES IN BUSINESS ADMINISTRATION AND MANAGEMENT SCIENCES FROM STANFORD
                            UNIVERSITY. HE HAS ALSO BEEN AWARDED SEVERAL HONORARY DOCTORATE DEGREES. MR. RAND SERVES
                            AS A DIRECTOR OF AMERITECH CORPORATION AND HONEYWELL, INC. HE IS ALSO A MEMBER OF THE
                            BOARD OF OVERSEERS OF THE ROCHESTER PHILHARMONIC ORCHESTRA AND A MEMBER OF THE STANFORD
                            UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADVISORY COUNCIL. IN 1993 HE WAS ELECTED TO THE
                            NATIONAL SALES/MARKETING HALL OF FAME.
--------------------------------------------------------------------------------------------------------------------

                            W. ANN REYNOLDS, PH.D.                AGE 58                DIRECTOR SINCE 1980
                            CHANCELLOR, THE CITY UNIVERSITY OF NEW YORK, NEW YORK, NEW YORK
  [PHOTO10]                 DR. REYNOLDS WAS APPOINTED CHANCELLOR OF THE CITY UNIVERSITY OF NEW YORK IN 1990, AFTER
                            SERVING AS CHANCELLOR OF THE CALIFORNIA STATE UNIVERSITY SINCE 1982. PRIOR TO THAT, DR.
                            REYNOLDS SERVED AS CHIEF ACADEMIC OFFICER OF OHIO STATE UNIVERSITY AND ASSOCIATE VICE
                            CHANCELLOR FOR RESEARCH AND DEAN OF THE GRADUATE COLLEGE OF THE UNIVERSITY OF ILLINOIS
                            MEDICAL CENTER. SHE ALSO HELD APPOINTMENTS AS PROFESSOR OF ANATOMY, RESEARCH PROFESSOR OF
                            OBSTETRICS AND GYNECOLOGY, AND ACTING ASSOCIATE DEAN FOR ACADEMIC AFFAIRS AT THE
                            UNIVERSITY OF ILLINOIS COLLEGE OF MEDICINE. DR. REYNOLDS IS A GRADUATE OF EMPORIA STATE
                            UNIVERSITY (KANSAS) AND HOLDS M.S. AND PH.D. DEGREES IN ZOOLOGY FROM THE UNIVERSITY OF
                            IOWA. SHE IS ALSO A DIRECTOR OF HUMANA INC., MAYTAG CORPORATION, AND OWENS-CORNING
                            FIBERGLAS CORP.
--------------------------------------------------------------------------------------------------------------------

                            WILLIAM D. SMITHBURG                 AGE 57                 DIRECTOR SINCE 1982
                            CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER, THE QUAKER OATS COMPANY, CHICAGO,
  [PHOTO11]                 ILLINOIS (WORLDWIDE FOOD MANUFACTURER AND MARKETER OF BEVERAGES AND GRAIN-BASED PRODUCTS)
                            MR. SMITHBURG JOINED QUAKER OATS IN 1966 AND BECAME PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            IN 1981, AND CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN 1983 AND ALSO SERVED AS PRESIDENT
                            FROM NOVEMBER 1990 TO JANUARY 1993 AND AGAIN FROM NOVEMBER 1995. MR. SMITHBURG WAS ELECTED
                            TO THE QUAKER BOARD IN 1978 AND SERVES ON ITS EXECUTIVE COMMITTEE. HE IS ALSO A DIRECTOR
                            OF NORTHERN TRUST CORPORATION, CORNING INCORPORATED, AND PRIME CAPITAL CORP. HE IS A
                            MEMBER OF THE BOARD OF TRUSTEES OF NORTHWESTERN UNIVERSITY AND A DIRECTOR OF NORTHWESTERN
                            MEMORIAL CORPORATION. MR. SMITHBURG EARNED A B.S. DEGREE FROM DEPAUL UNIVERSITY AND AN
                            M.B.A. DEGREE FROM NORTHWESTERN UNIVERSITY.
--------------------------------------------------------------------------------------------------------------------

                            JOHN R. WALTER                    AGE 49                    DIRECTOR SINCE 1990
                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER, R.R. DONNELLEY & SONS COMPANY, CHICAGO, ILLINOIS
  [PHOTO12]                 (PRINTING COMPANY)
                            MR. WALTER JOINED R.R. DONNELLEY & SONS COMPANY IN 1969 AND WAS NAMED GROUP PRESIDENT IN
                            1985 AND EXECUTIVE VICE PRESIDENT IN 1986. HE WAS ELECTED PRESIDENT IN 1987 AND CHAIRMAN
                            OF THE BOARD AND CHIEF EXECUTIVE OFFICER IN 1989. MR. WALTER WAS ELECTED TO THE DONNELLEY
                            BOARD IN 1987 AND IS CHAIRMAN OF ITS EXECUTIVE COMMITTEE. HE HOLDS A BACHELOR'S DEGREE
                            FROM MIAMI UNIVERSITY OF OHIO. MR. WALTER SERVES AS A DIRECTOR OF DAYTON HUDSON
                            CORPORATION, DEERE & COMPANY, EVANSTON (ILLINOIS) HOSPITAL, AND AS A TRUSTEE OF THE
                            ORCHESTRAL ASSOCIATION AND NORTHWESTERN UNIVERSITY.

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

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                            WILLIAM L. WEISS                   AGE 66                   DIRECTOR SINCE 1984
                            CHAIRMAN EMERITUS, AMERITECH CORPORATION, CHICAGO, ILLINOIS (TELECOMMUNICATIONS COMPANY)
  [PHOTO13]                 IN 1983, MR. WEISS BECAME CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF AMERITECH CORPORATION
                            AND SERVED IN THAT CAPACITY UNTIL JANUARY 1994 WHEN HE WAS NAMED CHAIRMAN OF THE BOARD. HE
                            HAS BEEN CHAIRMAN EMERITUS SINCE MAY 1994. PRIOR TO THAT, HE WAS CHAIRMAN AND CHIEF
                            EXECUTIVE OFFICER (1982-83) AND PRESIDENT AND CHIEF EXECUTIVE OFFICER (1981-82) OF
                            ILLINOIS BELL TELEPHONE COMPANY. PREVIOUSLY, HE WAS PRESIDENT OF INDIANA BELL TELEPHONE
                            COMPANY (1978-81) AND SERVED IN VARIOUS OTHER CAPACITIES WITH THE BELL SYSTEM. MR. WEISS
                            IS A DIRECTOR OF THE QUAKER OATS COMPANY, MERRILL LYNCH & CO., INC., AND TENNECO
                            CORPORATION. HE IS ALSO A TRUSTEE OF NORTHWESTERN UNIVERSITY, THE PENNSYLVANIA STATE
                            UNIVERSITY, THE ORCHESTRAL ASSOCIATION, THE LYRIC OPERA OF CHICAGO, AND THE MUSEUM OF
                            SCIENCE AND INDUSTRY.

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

Report of the Compensation Committee

The compensation committee of the board of directors is composed entirely of directors who have never been employees of the corporation. The committee is responsible for setting and administering the policies and programs that govern both annual compensation and stock ownership programs.

The foundation of the executive compensation program is based on principles designed to align compensation with the corporation's business strategy, values and management initiatives. The program:

    - Integrates compensation programs with both the corporation's annual and long-term strategic planning and measurement processes.

    - Supports a performance-oriented environment that rewards actual performance that is related to both goals and performance of the corporation as compared to that of industry performance levels.

    - Helps attract and retain key executives critical to the long-term success of the corporation.

The key components of the compensation program are base salary, annual incentive award, and equity participation. These components are administered with the goal of providing total compensation that is competitive in the marketplace, recognizes meaningful differences in individual performance and offers the opportunity to earn above average rewards when merited by individual and corporate performance.

The marketplace is defined by comparing the corporation to a group of major corporations with similar characteristics, including industry and technology emphasis. These companies are included in the Standard and Poor's Healthcare Composite Index. A select group of non-healthcare companies chosen for size and performance comparability to the corporation is used as a secondary source of comparison.

Using compensation survey data from the comparison groups, a target for total compensation and each of its elements, base, incentive, and equity-based compensation is established. The intent is to deliver total compensation that will be in the upper range of pay practices of peer companies when merited by the corporation's performance. To achieve this objective, a substantial portion of executive pay is delivered through performance-related variable compensation programs which are based upon achievement of the corporation's goals. Each year the committee reviews the elements of executive compensation to ensure that the total compensation program, and each of its elements, meets the overall objectives discussed above.

In 1995, total compensation was paid to executives based on individual performance and on the extent to which the business plans for their areas of responsibility were achieved or exceeded. On balance, performance goals were substantially met or exceeded and therefore compensation was paid accordingly.

Base compensation was determined by an assessment of each executive's performance, current salary in relation to the salary range designated for the job, experience, and potential for advancement as well as by the performance of the corporation. While many aspects of performance can be measured in financial terms, the committee also evaluated the success of the management team in areas of performance that cannot be measured by traditional accounting tools, including the development and execution of strategic plans, the development of management and employees, and the exercise of leadership within the industry and in the communities that Abbott serves. All of these factors were collectively taken into account by management and the compensation committee in determining the appropriate level of base compensation and annual increases.

The Abbott Management Incentive Plan is designed to reward executives when the corporation achieves certain financial objectives and when each executive's area of responsibility meets its predetermined goals. These goals include financial elements such as profitability, total sales, and earnings per share and non-financial elements such as the achievement of selected strategic goals and the successful development of human resources. Each year, individual incentive targets are established for incentive plan participants based on competitive survey data from the group of companies discussed above. As noted above, targets are set to deliver total compensation between the mid and upper range of competitive practice as warranted by corporate performance. For 1995, 40% of the target award was earned for achievement of the corporation's earning per share goal. The remainder of the targeted incentive was earned based on the committee's overall assessment of each participant's achievement of the predetermined goals discussed above.

The corporation has provided forms of equity participation as a key part of its total program for motivating and rewarding executives and managers for many years. Grants of stock options and restricted stock

--------------------------------------------------------------------------------
have provided an important part of the equity link to shareholders. Through these vehicles, the corporation has encouraged its executives to obtain and hold the corporation's stock. Targeted award ranges for stock options and restricted stock opportunities are determined taking into account competitive practice among the comparison companies noted above. Equity participation targets are set based on established salary ranges and level of performance. As noted above, the target ranges are established such that equity participation opportunities will be in the mid-to-upper range of pay practices of peer companies when merited by corporation and individual performance.

Actual individual awards are determined based on the established competitive target range and the committee's overall assessment of individual performance. The committee considers the amounts of options and restricted stock previously granted and the aggregate size of current awards in deciding to award additional options and restricted stock.

In 1995, the committee granted Mr. Burnham, the corporation's Chairman and Chief Executive Officer, a base salary increase of 3.5% which was consistent with the corporation's established merit increase program. As reflected in the corporation's financial statements, Abbott's performance in 1995 included 9.4% growth in sales and 13.4% growth in earnings per share. In light of this performance and their overall assessment of his performance, the committee determined to grant Mr. Burnham a bonus and stock option grant.

It is the committee's policy to establish and maintain compensation programs for executive officers which operate in the best interests of the corporation and its stockholders in achieving the corporation's long-term business objectives. To that end, the committee will continue to assess the impact of the Omnibus Budget Reconciliation Act of 1993 on its executive compensation strategy and take action to assure that appropriate levels of deductibility are maintained.

COMPENSATION COMMITTEE

W. D. Smithburg, chairman, K. F. Austen, H. L. Fuller, A. F. Jacobson, B. Powell, Jr., A. B. Rand, J. R. Walter, and W. L. Weiss.

--------------------------------------------------------------------------------
9

--------------------------------------------------------------------------------

Summary Compensation Table

The following table summarizes compensation earned in 1995, 1994 and 1993 by the Chief Executive Officer and the four other most highly paid executive officers (the "named officers") in 1995.

                                              Annual Compensation         Long-term Compensation
                                       ---------------------------------  ----------------------
                                                                Other     Restricted    Securities
                                                                Annual       Stock      Underlying   All Other
Name and                                Salary                 Compen-       Award      Options/     Compen-
Principal Position               Year     ($)     Bonus ($)   sation ($)    ($)(1)      SARs (#)  sation ($)(3)
---------------------------------------------------------------------------------------------------------------
Duane L. Burnham                 1995  $818,269   $1,000,000  $ 413,422   $      0      195,000   $    26,987
Chairman of the Board,           1994   794,269      800,000    207,556          0      195,000        25,471
Chief Executive Officer and
Director                         1993   772,615      725,000    192,449    787,500(2)   195,000        24,306
---------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                1995   585,919      725,000    109,061          0      130,000        19,941
President,                       1994   569,438      650,000     58,311          0      130,002        18,847
Chief Operating Officer and
Director                         1993   554,146      605,000     62,036    472,500(2)   130,002        17,857
---------------------------------------------------------------------------------------------------------------
Paul N. Clark                    1995   361,692      415,000        875          0       40,000        13,032
Senior Vice President            1994   342,692      390,000      1,100          0            0        10,920
Pharmaceutical Operations        1993   332,692      362,500      7,552          0            0         8,722
---------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                 1995   416,923      400,000    104,237          0       40,000        13,399
Senior Vice President            1994   406,923      380,000     40,684          0            0        12,715
Finance and Chief Financial
Officer                          1993   395,385      360,000     27,627          0            0        12,220
---------------------------------------------------------------------------------------------------------------
John G. Kringel                  1995   363,365      365,000     85,810          0       40,000        12,062
Senior Vice President            1994   352,692      350,000     25,276          0            0        11,383
Hospital Products                1993   342,692      350,000     15,378          0            0        10,853
---------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) The number and value of restricted shares held, respectively, as of December 31, 1995 were as follows: D. L. Burnham - 34,000/$1,415,250; T. R. Hodgson - 22,000/$915,750; P. N. Clark - 9,600/$399,600; G. P. Coughlan -
     9,600/$399,600;  and J. G.  Kringel - 9,600/$399,600.  The officers receive all dividends paid on these shares.

(2) The number of shares covered by these awards are 30,000 for D. L. Burnham and 18,000 for T. R. Hodgson. These awards vested in three equal installments on January 10, 1994, 1995, and 1996.

(3) Employer contributions made to the Stock Retirement Plan and made or accrued with respect to the 401(k) Supplemental Plan.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Stock Options

The following tables summarize the named officers' stock option activity during 1995.

                     Option/SAR Grants in Last Fiscal Year

                                        Individual Grants
--------------------------------------------------------------------------------------------------   Potential Realizable Value at
                                                 % of Total                                          Assumed Annual Rates of Stock
                                               Options/ SARs                                         Price Appreciation for Option
                      Number of Securities       Granted to                                                    Term (3):
                      Underlying Options/       Employees in       Exercise or Base     Expiration  --------------------------------
Name                  SARs Granted (#)(1)       Fiscal Year          Price ($/Sh.)       Date (2)            5% ($)          10% ($)
------------------------------------------------------------------------------------------------------------------------------------
Duane L. Burnham             195,000                 3.3%                $39.14          4/28/05         $4,799,915      $12,163,917
------------------------------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson            130,000                 2.2                  39.14          4/28/05          3,199,944        8,109,278
------------------------------------------------------------------------------------------------------------------------------------
Paul N. Clark                 40,000                 0.7                  39.14          4/28/05            984,598        2,495,162
------------------------------------------------------------------------------------------------------------------------------------
Gary P. Coughlan              40,000                 0.7                  39.14          4/28/05            984,598        2,495,162
------------------------------------------------------------------------------------------------------------------------------------
John G. Kringel               40,000                 0.7                  39.14          4/28/05            984,598        2,495,162
------------------------------------------------------------------------------------------------------------------------------------

Gain for all
Shareholders at
Assumed Rates for
Appreciation (4):                                                                                   $20,609,924,866  $52,229,550,045
---------------------------------------------------------------------------------------------------------------------------------

TABLE FOOTNOTES

(1) Limited stock appreciation rights have been granted in tandem with these options. These rights are only exercisable for sixty days following a change in control of the corporation. Upon exercise, the optionee must surrender the related option and will receive a payment, in cash, in an amount equal to the difference between the option's price and the fair market value of the shares subject to the option.

(2) One-third of the shares covered by these options are exercisable after one year; two-thirds after two years; and all after three years.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price.

(4) Amounts were determined using total shares outstanding at December 31, 1995 of 787,306,832 and December 31, 1995 closing market price of $41.625 per share.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-end Option/SAR Values

                                                                 Number of Securities
                                                                      Underlying         Value of Unexercised
                                                                     Unexercised             In-the-Money
                                                                   Options/SARs at          Options/SARs at
                                                                      FY-end (#)              FY-end ($)
                                Shares Acquired      Value           Exercisable/            Exercisable/
Name                            on Exercise (#)   Realized ($)      Unexercisable            Unexercisable
---------------------------------------------------------------------------------------------------------------
Duane L. Burnham                         0          $      0      441,670 / 430,000     $7,021,613 / $3,602,625
---------------------------------------------------------------------------------------------------------------
Thomas R. Hodgson                   10,002           199,365      236,674 / 283,338      3,366,852 /  2,368,677
---------------------------------------------------------------------------------------------------------------
Paul N. Clark                            0                 0      190,736 /  68,008      3,999,905 /    353,902
---------------------------------------------------------------------------------------------------------------
Gary P. Coughlan                         0                 0      134,218 /  67,108      2,198,054 /    345,804
---------------------------------------------------------------------------------------------------------------
John G. Kringel                          0                 0       90,490 /  65,244      1,176,411 /    329,033
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Annuity Retirement Plan

The corporation and certain subsidiaries maintain a defined benefit pension plan known as the Abbott Laboratories Annuity Retirement Plan covering most employees in the United States, age 21 or older. Pension benefits are generally based on service and eligible earnings for the 60 consecutive months within the final 120 months of employment for which eligible earnings were highest. Pension benefits are partially offset for Social Security benefits.

The following table shows the estimated annual benefits payable to employees upon normal retirement. The amounts shown are computed on a straight life annuity basis without giving effect to Social Security offsets and include supplemental benefits under a nonqualified supplemental pension plan.

--------------------------------------------------------------------------------
11

--------------------------------------------------------------------------------

Pension Plan Table

                                 Years of Service
-------------  -----------------------------------------------------
Remuneration      15         20         25         30         35
-------------  -----------------------------------------------------
$    700,000   $ 236,250  $ 315,000  $ 367,500  $ 388,500  $ 388,500
     900,000     303,750    405,000    472,500    499,500    499,500
   1,100,000     371,250    495,000    577,500    610,500    610,500
   1,300,000     438,750    585,000    682,500    721,500    721,500
   1,500,000     506,250    675,000    787,500    832,500    832,500
   1,700,000     573,750    765,000    892,500    943,500    943,500
   1,900,000     641,250    855,000    997,500  1,054,500  1,054,500
   2,100,000     708,750    945,000  1,102,500  1,165,500  1,165,500
   2,300,000     776,250  1,035,000  1,207,500  1,276,500  1,276,500
   2,500,000     843,750  1,125,000  1,312,500  1,387,500  1,387,500
-------------  -----------------------------------------------------

The table above covers the aggregate pension accrued under both the Annuity Retirement Plan and the supplemental pension plan. The compensation considered in determining the pensions payable to the named officers is the compensation shown in the "Salary" and "Bonus" columns of the Summary Compensation Table on page 10. One-third of the restricted stock awards granted to D. L. Burnham and
T. R. Hodgson in 1993 will also be included in the 1995 calculation of their respective pensions. Pensions accrued under the Annuity Retirement Plan are funded through the Abbott Laboratories Annuity Retirement Trust, established on behalf of all participants in that plan. Pensions accrued under the nonqualified supplemental pension plan with present values exceeding $100,000 are funded through individual trusts established on behalf of the participants in that plan. During 1995, the following amounts, less applicable tax withholdings, were deposited in such individual trusts established on behalf of the named officers:
D. L. Burnham, $787,696; T. R. Hodgson, $675,858; P. N. Clark, $74,078; G. P.
Coughlan, $178,869; and J. G. Kringel, $262,100. As of December 31, 1995, the years of service credited under the Plan for the named officers were as follows:
D. L. Burnham - 13; T. R. Hodgson - 23; P. N. Clark -11; G. P. Coughlan - 5; and
J. G. Kringel - 15.

--------------------------------------------------------------------------------

Compensation of Directors

Employees of the corporation are not compensated for serving on the board or on board committees. Non-employee directors are compensated under the Abbott Laboratories Non-Employee Directors' Fee Plan in the amounts of $4,167 for each month of service as director and $667 for each month of service as chairman of a board committee ($1,600 for each month of service as chairman of the executive committee).

Fees earned under this Plan are paid in cash to the director, or deferred (as a non-funded obligation of the corporation or paid into a secular trust established by the director) until payments commence (generally at age 65 or upon retirement from the board of directors). If the fees are deferred, the director may elect to have the fees credited to a stock equivalent account under which the fees accrue the same return they would have earned if invested in common shares of the corporation. Interest is accrued annually on deferred fees not credited to a stock equivalent account.

Under the Plan, the corporation may grant a director who retires from the board a retirement benefit, and such benefit will be payable to the surviving spouse of any director who dies while serving as a director. The retirement benefit consists of payment of an amount equal to the monthly director's fee in effect on the date the director retires (or, for a director who dies, the fee in effect on the date of death) for a period equal to his or her service on the board to a maximum of 120 months. In return for the retirement benefit, the director agrees to provide consulting services to the board.

Under the Abbott Laboratories 1991 Incentive Stock Program, each non-employee director who is elected to the board of directors at the annual shareholder meeting receives a restricted stock award with a fair market value on the date of the award closest to, but not exceeding, twenty thousand dollars. In 1995, this was 511 shares. The shares are nontransferable prior to termination, retirement from the board, death, or a change in control of the corporation. The non-employee directors are entitled to vote the shares and receive all dividends paid on the shares. The Abbott Laboratories 1996 Incentive Stock Program and the compensation which the non-employee directors will receive under that Plan, if it is approved by the shareholders, are described on pages 14 through 19.

In 1995, K. F. Austen, a non-employee director, performed services for the corporation pursuant to a consulting agreement in the areas of research and development, new technology and immunopharmacology. The consulting agreement, which expires on March 31, 1998, provides that the fees he earns under the agreement may receive the same treatment as fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan. In 1995, Dr. Austen received $50,000 for his consulting services.

--------------------------------------------------------------------------------

Compensation Committee

The persons who served as members of the compensation committee of the corporation's board of directors during 1995 are named on page 3, "Committees of the Board of Directors."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Graph

The following graph compares the change in the corporation's cumulative total shareholder return on its common shares with the Standard and Poor's 500 Stock Index and the Standard and Poor's Healthcare Composite Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             S&P 500 INDEX          ABBOTT LABORATORIES            S&P HEALTH CARE COMPOSITE
Dec90                     100                            100                                   100
Dec91                  130.47                         155.93                                154.01
Dec92                  140.41                         140.12                                128.92
Dec93                  154.56                         140.02                                118.09
Dec94                   156.6                         158.14                                133.58
Dec95                  215.45                         206.08                                210.85

--------------------------------------------------------------------------------

Security Ownership of Officers and Directors

The table below reflects the numbers of common shares beneficially owned by the directors, director nominee, the named officers, and all directors and executive officers of the corporation as a group as of January 31, 1996. It also reflects the number of equivalent stock units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan described on page 12 and by
K. F. Austen under the consulting agreement described on page 12.

---------------------------------------------------------------------
                                   SHARES BENEFICIALLY
                                    OWNED, EXCLUDING       EQUIVALENT
NAME                                 OPTIONS (1)(2)       STOCK UNITS
---------------------------------------------------------------------
K. Frank Austen, M.D.                     10,337               5,906
---------------------------------------------------------------------
Duane L. Burnham                         402,674                   0
---------------------------------------------------------------------
Paul N. Clark                             94,327                   0
---------------------------------------------------------------------
Gary P. Coughlan                          70,226                   0
---------------------------------------------------------------------
H. Laurance Fuller                        14,405              15,144
---------------------------------------------------------------------
The Lord Hayhoe PC                         6,605                   0
---------------------------------------------------------------------
Thomas R. Hodgson                        410,545                   0
---------------------------------------------------------------------
Allen F. Jacobson                          3,999               4,184
---------------------------------------------------------------------
David A. Jones                           147,401              40,216
---------------------------------------------------------------


---------------------------------------------------------------------
                                   SHARES BENEFICIALLY
                                    OWNED, EXCLUDING       EQUIVALENT
NAME                                 OPTIONS (1)(2)       STOCK UNITS
---------------------------------------------------------------------
John G. Kringel                          123,790                   0
---------------------------------------------------------------------
The Lord Owen CH                             500                   0
---------------------------------------------------------------------
Boone Powell, Jr.                         11,087              24,022
---------------------------------------------------------------------
Addison Barry Rand                         4,426                   0
---------------------------------------------------------------------
W. Ann Reynolds, Ph.D.                    11,504              24,862
---------------------------------------------------------------------
William D. Smithburg                      19,367              38,387
---------------------------------------------------------------------
John R. Walter                             7,337              10,916
---------------------------------------------------------------------
William L. Weiss                          21,937               4,545
---------------------------------------------------------------------
All directors and executive
officers as a group (34
persons) (3)(4)                        2,268,214             168,182
---------------------------------------------------------------

TABLE FOOTNOTES

(1) The number of unexercised option shares which were exercisable within 60 days after January 31, 1996 were: D. L. Burnham, 441,670; T. R. Hodgson, 236,674; P. N. Clark, 190,736; G. P. Coughlan, 134,218; J. G. Kringel,
    90,490; and all executive officers as a group (22 persons), 2,269,276.

(2) The table includes the shares held in the named officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: D. L. Burnham, 5,250;
    T. R. Hodgson, 26,421; P. N. Clark, 3,430; G. P. Coughlan, 3,722; and J. G. Kringel, 11,259. Each officer has shared voting power and sole investment power with respect to the shares held in his account.

(3) G. P. Coughlan is a co-trustee of the Abbott Laboratories Stock Retirement Trust and has shared voting power with respect to all of the common shares owned by that trust. The table does not include the shares held by the trust. As of January 31, 1996 the Abbott Laboratories Stock Retirement Trust owned 64,482,761 shares (8.2%) of the outstanding shares of the corporation.

(4) Excluding G. P. Coughlan's shared voting power over the shares held by the Abbott Laboratories Stock Retirement Trust (see footnote 3) the directors and executive officers as a group together own beneficially less than one percent of the outstanding shares of the corporation.

--------------------------------------------------------------------------------
13

---------------------------------------------------------------

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

The corporation believes that during 1995 its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, except as follows. Two reports covering purchases of common shares of the corporation in 1995 by William D. Smithburg, a director of the corporation, were filed late.

--------------------------------------------------

ABBOTT LABORATORIES 1996 INCENTIVE STOCK PROGRAM

(ITEM NO. 2 ON PROXY CARD)

  The board of directors has adopted, subject to ratification by the shareholders, a new 1996 Incentive Stock Program (the "Program"). The text of the Program, which will replace the 1991 Incentive Stock Program, is set forth in Exhibit A to this proxy statement. The board of directors recommends that the shareholders vote FOR the ratification of the Program.

  The purpose of the Program is to attract and retain outstanding individuals as directors, officers and other employees of the corporation and its subsidiaries and to furnish an incentive to such persons to increase profits by providing them with the opportunity to acquire common shares of the corporation, or to receive monetary payments based on the value of such shares or on the financial performance of the corporation, or both, on advantageous terms and to further align such persons' interests with those of the corporation's other shareholders through compensation that is based on the value of the corporation's common shares. The Program is designed to permit the corporation to provide several different forms of benefits to meet competitive conditions and the particular circumstances of the individuals who may be eligible to receive benefits. To accomplish this purpose, the Program authorizes the grant of several different forms of benefits including incentive stock options, non-qualified stock options, stock appreciation rights, limited stock appreciation rights, restricted stock awards, performance units, performance shares, and foreign qualified benefits (the "Benefits").

  The Program authorizes the granting of options and other Benefits with respect to an aggregate of: (i) 5,000,000 common shares of the corporation, plus (ii) an annual additional authorization of seven-tenths of one percent (0.7%) of the total common shares of the corporation issued and outstanding on the first day of each calendar year beginning with 1996, plus (iii) shares authorized but unissued under the prior programs; subject in each case to adjustments as provided below. Based on the corporation's common shares issued and outstanding as of January 1, 1996, the annual additional authorization for 1996 will be 5,511,147 common shares. Any common shares reserved under an annual additional authorization for any calendar year as to which options or other Benefits have not been awarded as of the end of such calendar year are available for issuance under Benefits granted in subsequent years. The 5,000,000 shares initially reserved under the Program, plus the annual additional authorization for 1996 of common shares, equals approximately 1.3 percent of the corporation's outstanding common shares as of January 31, 1996. On January 31, 1996, the closing price of the corporation's common shares on the New York Stock Exchange was $42.50.

  As of January 31, 1996, options to purchase 28,783,436 common shares were outstanding and 6,538,798 shares were reserved and available for additional grants under the 1991 Program and its predecessor, the 1986 Program (collectively, the "Prior Programs"). Following approval of the Program by the shareholders, Benefits will no longer be granted under the 1991 Program, but the shares reserved and not issued thereunder will be added to the shares authorized and reserved for Benefits under the Program. (At the time of shareholder approval of the 1991 Program, similar provision was made with respect to shares reserved but not issued under the 1986 Program.)

  The common shares covered by the Program may be either authorized but unissued shares or treasury shares (except that restricted stock awards may be satisfied only from treasury shares). If there is a lapse, expiration, termination, or cancellation of any Benefit granted under the Program or under the Prior Programs without the issuance of shares or payment of cash thereunder, or if shares are issued under any Benefit under the Program or a Prior Program and thereafter are reacquired by the corporation pursuant to rights reserved upon the issuance thereof, or pursuant to the payment of the purchase price of shares under stock options by delivery of other common shares of the corporation, the shares subject to or reserved for such Benefit, or so reacquired, may again be used for new options, rights, or awards of any type authorized under the Program. However, the common shares issued under the Program, which are not reacquired by the corporation pursuant to rights reserved upon the issuance thereof or pursuant to payment of the purchase price of shares under stock options by delivery of other common shares of the corporation, may not exceed the total number of shares reserved for issuance under the Program.

  In the event of the exercise of a stock appreciation right or a limited stock appreciation right, the number of shares reserved for issuance under the Program shall be reduced by the number of common shares covered by the option or portion thereof which is surrendered in

--------------------------------------------------------------------------------
connection with such exercise. The number of shares reserved for issuance under the Program also shall be reduced by the largest whole number obtained by dividing the monetary value of performance units granted at the commencement of a performance period by the market value of a common share at such time.

  Except as provided by the Committee, Benefits granted under the Program will be exercisable only by the holder during the holder's lifetime; provided, however, that such Benefits will be transferable by will or by the laws of descent and distribution.

  The following summary of certain provisions of the Program is qualified in its entirety by reference to the copy of the Program set forth in Exhibit A to this proxy statement.
--------------------------------------------------

Administration

The Program provides that grants of options and other Benefits and other determinations under the Program shall be made by the compensation committee of the board of directors or such other committee consisting entirely of persons who are both: (i) "disinterested persons" as defined in Rule 16b-3 of the Securities Exchange Commission; and (ii) "outside directors" as defined under
Section 162(m) of the Internal Revenue Code of 1986, (the "Committee") except that the Committee may delegate its authority to the extent consistent with applicable law and Securities and Exchange Commission ("SEC") rules, and except that the Chief Executive Officer may grant options and restricted stock awards other than to directors and executive officers, subject to ratification by the Committee.
--------------------------------------------------

Eligibility

Officers and other employees of the corporation and its subsidiaries (including the persons named in the table on page 10 and directors who are employees) selected by the Committee will be eligible to receive options and other Benefits under the Program. Directors who are not employees of the corporation or its subsidiaries shall also be participants in the Program solely for purposes of receiving certain restricted stock awards and non-qualified stock options (see discussion on pages 17 and 18).

  There are limits imposed on shares covered by restricted stock awards and non-qualified stock options that may be granted to non-employee directors (see pages 17 and 18). The maximum number of shares with respect to which incentive stock options, non-qualified stock options, stock appreciation rights and limited stock appreciation rights may be granted to any one participant, in aggregate, in any one calendar year, is one million shares. There is no maximum number of persons eligible to receive options and other Benefits under the Program. The Program provides that the aggregate fair market value (determined as of the time the option is granted) of the common shares with respect to which incentive stock options may become exercisable for the first time by any individual during any calendar year may not exceed $100,000. However, in no event shall incentive stock options be granted with respect to more than 75,000,000 shares (plus any shares acquired by the corporation pursuant to payment of the purchase price of shares under incentive stock options by delivery of other common shares of the corporation). It is currently estimated that the group of eligible employees under the Program will approximate 1,650 persons, with appropriate adjustments for any significant change in size or operations of the corporation in the future. No determination has been made under the Program regarding the identity of the persons to whom options or other Benefits may be granted or the number of shares which may be allocated to any specific person or persons.
--------------------------------------------------

Duration

The Program will continue in effect until terminated by the board of directors, except that no incentive stock option may be granted more than ten years after the date of adoption of the Program by the board of directors.
--------------------------------------------------

Adjustments

The Program provides for adjustment in the number of shares reserved and in the shares covered by each outstanding Benefit in the event of a stock dividend or stock split and for continuation of Benefits and other equitable adjustment in the event of reorganization, sale, merger, consolidation, spin-off, or similar occurrence.
--------------------------------------------------

Options

The Program provides that the purchase price of any incentive stock option or non-qualified stock option shall be at least 100 percent of the fair market value of the common shares at the time the option is granted. The Committee may provide for the payment of the purchase price in cash, by delivery of other common shares of the corporation having a market value equal to the purchase price of such shares, or by any other method, such as delivery of short-term, unsecured promissory notes. A participant may pay the purchase price by delivery of an exercise notice accompanied by a copy of irrevocable instructions to a broker to deliver promptly to the corporation sale or loan proceeds to pay the purchase price. The Committee may also permit pyramiding by optionees. Pyramiding occurs when an optionee exercises stock options in increasing portions by using each

--------------------------------------------------------------------------------
15
portion and the appreciation inherent in the shares obtained to exercise a larger portion of the option. Theoretically, by using this approach, an optionee could purchase one share for cash and continue to use the shares obtained to exercise the entire option in successively larger exercises. The result could be that the optionee would receive shares of stock equal in value to the entire spread between market price and option purchase price with only a minimal cash payment.

  The Committee may permit or require a participant to pay all or a portion of the federal, state and local taxes, including FICA and medicare withholding tax, arising in connection with the exercise of a non-qualified stock option, the vesting of a restricted stock award or the receipt or exercise of any other Benefit, by having the corporation withhold shares or by delivering shares received in connection with the Benefit or previously acquired, having a fair market value approximating the amount to be withheld.

  The Committee may add conditions and limitations to any Benefit granted to any participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or to any feature of such Benefit as the Committee deems necessary or desirable to comply with such Section and the rules thereunder, or to obtain an exemption therefrom.

  The Committee may grant stock options under the Program and under the 1991 Program that provide for the automatic grant of replacement stock options if all or any portion of the purchase price or taxes incurred in connection with the exercise are paid by delivery or withholding of common shares of the corporation. The replacement stock option will cover the number of shares surrendered to pay the purchase price, surrendered or withheld to pay the participant's tax liability, if any, will have an exercise price equal to the fair market value of such shares on the date the replacement stock option is granted, will be exercisable in full six months from the date of grant and will expire on the expiration date of the original stock option.

  The period of any option will be determined by the Committee, but no option may be exercised earlier than six months, nor after the expiration of ten years, from the date it is granted. The Program contains special rules covering the time of exercise in case of retirement, death, disability, or other termination of employment. The Program also provides that, notwithstanding any other provision, upon the occurrence of a "Change in Control" (as defined in the Program) of the corporation, all stock options (whether or not then exercisable) shall become fully exercisable as of the date of the Change in Control.
--------------------------------------------------

Stock Appreciation Rights

A stock appreciation right will permit the holder of an option to elect to surrender any option or portion thereof which is then exercisable and receive in exchange therefor common shares, cash, or a combination thereof. Such cash, stock, or combination shall have an aggregate value equal to the excess of the fair market value on the date of such election of one common share over the purchase price specified in such option multiplied by the number of shares covered by such option or portion thereof which is so surrendered.

  A stock appreciation right may be granted with respect to a stock option either at the time of its grant or afterwards and may be granted with respect to stock options granted under both the Program and the Prior Programs. A stock appreciation right may be granted to an employee regardless of whether such employee has been granted a limited stock appreciation right with respect to the same stock option; provided, however, that a stock appreciation right may not be exercised during any period that a limited stock appreciation right with respect to the same stock option may be exercised. A stock appreciation right granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised only after six months from its grant date (unless such exercise would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission). A stock appreciation right shall be exercisable upon such additional terms and conditions as may be prescribed by the Committee in its sole discretion, but in no event shall it be exercisable after the expiration of the related stock option. The Program provides that upon the occurrence of a Change in Control of the corporation, all stock appreciation rights shall become fully exercisable as of the date of the Change in Control (subject to the six month holding requirement described above).
--------------------------------------------------

Limited Stock Appreciation Rights

The Program also permits the grant of limited stock appreciation rights to the holder of any option previously granted under the Program or any Prior Program. A limited stock appreciation right may be granted to an employee regardless of whether such employee has been granted a stock appreciation right with respect to the same stock option. A limited stock appreciation right will permit the holder of an option to surrender the option or portion thereof which is then exercisable and receive in exchange therefor cash in an amount equal to the excess of the fair market value on the date of such election of one common share over the purchase price specified in such option multiplied by the number of shares covered by such option or portion thereof which

--------------------------------------------------------------------------------
is so surrendered. A limited stock appreciation right granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised only after six months from its date of grant (unless such exercise would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission) and only during the sixty-day period commencing with the day following the date of a Change in Control of the corporation or, if later, the first date on which such exercise would be exempt under SEC Rule 16b-3. In addition, a limited stock appreciation right shall be exercisable upon such additional terms and conditions as may be prescribed by the Committee, in its sole discretion, but in no event shall it be exercisable after the expiration of the related stock option. The Program provides that upon the occurrence of a Change in Control of the corporation, all limited stock appreciation rights shall become fully exercisable as of the date of the Change in Control (subject to the six month holding requirement described above).
--------------------------------------------------

Restricted Stock Awards

Restricted stock awards will consist of common shares transferred to participants, without other payment therefor, as additional compensation for their services to the corporation or one of its subsidiaries. Restricted stock awards shall be subject to such terms and conditions as the Committee determines are appropriate, including without limitation, restrictions on the sale or other disposition of such shares and rights of the corporation to reacquire such shares upon termination of the participant's employment within specified periods. Subject to such other restrictions as are imposed by the Committee, the common shares covered by a restricted stock award granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be sold or otherwise disposed of only after six months from the grant date of the award (unless such sale would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission). The Program provides that upon the occurrence of a Change in Control of the corporation, all terms and conditions of all restricted stock awards then outstanding shall be deemed to be satisfied as of the date of the Change in Control. No more than ten percent (10%) of the total shares available for issuance in connection with Benefits granted in any calendar year may be issued as restricted stock awards, including restricted stock awards granted to non-employee directors as described on pages 17 and 18.
--------------------------------------------------

Performance Awards

The Program permits the grant of performance awards in the form of performance units or performance shares. Performance units consist of monetary awards and performance shares consist of common shares or awards denominated in common shares, which may be earned in whole or in part if the corporation achieves certain goals established by the Committee over a designated period of time. The goals established by the Committee shall be based on any one or a combination of earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment. Partial achievement of goals may result in payment or vesting corresponding to the degree of achievement. Payment of an award earned may be in cash or in common shares, or in a combination of both, and may be made when earned, or vested and deferred, as the Committee in its sole discretion determines. Deferred awards shall earn interest on the terms and at a rate determined by the Committee. The maximum amount which may be granted under all performance awards for any one year for any one participant is five million dollars. The Program provides that upon the occurrence of a Change in Control of the corporation, all performance awards then outstanding shall be deemed to have been fully earned and are immediately payable, in cash, as of the date of the Change in Control.
--------------------------------------------------

Foreign Qualified Benefits

Benefits under the Program may also be granted to such officers and employees of the corporation and its subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Program as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford such employees favorable treatment under such laws; provided, however, that no Benefit shall be granted under any such supplement with terms or conditions which are inconsistent with the provisions set forth under the Program.
--------------------------------------------------

Restricted Stock Awards and Options for Non-Employee Directors

The Program also provides that restricted stock awards will automatically be granted each person elected a director of the corporation at the annual shareholders meeting in any of the years 1996 through 2005 who is not an employee of the corporation or one of its subsidiaries ("non-employee directors"). The awards will be granted on the dates the persons are elected as directors, and each award shall cover a number of common shares with a fair market value on the grant date closest to, but not in excess of, Twenty-Two Thousand Dollars ($22,000) for awards made in years 1996 through 2000 and Twenty-Five Thousand Dollars ($25,000) for awards made in years 2001 through 2005. The shares covered by the awards may not be sold, assigned, transferred, pledged, hypothecated, or

--------------------------------------------------------------------------------
17
otherwise disposed of for six months after their grant dates (unless such sales would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission) nor until the earlier of the date the director terminates or retires from the board of directors or the occurrence of a Change in Control.

  The program also permits non-employee directors to elect to receive any or all of their directors' fees earned during the second half of 1996 and in subsequent years in the form of non-qualified stock options. The fees earned in any year that are covered by any such election shall be converted to stock options based on an independent appraisal for such year of the value of such options. The number of shares covered by such options granted in 1996 shall be three times the fees covered by the election, divided by the fair market value of such shares on the grant date. Such options shall be granted on the date the corresponding fees would otherwise be paid and at a purchase price equal to the fair market value of the shares covered by the option on the grant date. Each such option shall be fully exercisable after six months from the grant date and shall not be exercisable after ten years from the grant date.

  The following table shows the number of shares that would have been granted to non-employee directors as restricted stock awards and the number of common shares covered by options that could be received by non-employee directors in lieu of directors' fees earned during 1996 had the Program been in effect since the beginning of the year:

                                      Restricted
                                         Stock       Number of
Name and Position                       Awards     Option Shares
----------------------------------------------------------------
Non-Employee Director Group.........       5,731        41,385
---------------------------------------------------------------

  While the above table assumes that all fees earned in 1996 would be converted to stock options, the Program allows only fees earned in the second half of 1996 and fees earned in subsequent years to be converted to options. The table also assumes that all non-employee directors will elect to receive all of the fees they earn during 1996 in the form of stock options. These amounts are based on the current level of fees and assume a share price for the purpose of converting fees to options of $42.1875, the average of the high and low trading prices of common shares on the New York Stock Exchange Composite Index on January 31, 1996. With respect to the restricted stock awards, the table is calculated on the basis of the trading prices on January 31, 1996. The actual number of restricted stock awards will depend on the fair market value of the common shares on April 26, 1996, the date of the Annual Meeting of Shareholders.
--------------------------------------------------

Amendments and Discontinuance

The Program is subject to amendment or termination by the board of directors without shareholder approval as deemed in the best interests of the corporation. However, no such amendment shall, without the consent of the holder, reduce the amount of any Benefit or adversely change the terms and conditions thereof, nor shall any such amendment result in any Committee member losing his or her status as a "disinterested person" with respect to any employee benefit plan of the corporation, or the Program or any award thereunder losing its exempt status, under Rule 16b-3 of the Securities and Exchange Commission.

  The terms and conditions applicable to any Benefits granted and outstanding may at any time be amended, modified, or canceled by mutual agreement between the Committee and the participant so long as any amendment or modification does not increase the number of common shares issuable under the Program. The Committee may, at any time and in its sole discretion, declare any or all stock options and stock appreciation rights then outstanding under the Program or the Prior Programs to be exercisable and any or all outstanding restricted stock awards to be vested, whether or not such options, rights or awards are otherwise exercisable or vested.
--------------------------------------------------

Federal Income Tax Consequences

Under existing law and regulations, the grant of non-qualified stock options, limited stock appreciation rights and stock appreciation rights will not result in income taxable to the employee or director or provide a deduction to the corporation. However, the exercise of a non-qualified stock option, a stock appreciation right or a limited stock appreciation right results in taxable income to the holder, and the corporation is entitled to a corresponding deduction. At the time of the exercise of a non-qualified stock option, the amount so taxable and so deductible will be the excess of the fair market value of the shares purchased over their option price. Upon the exercise of a stock appreciation right or limited stock appreciation right, the participant will be taxed at ordinary income tax rates on the amount of the cash and the fair market value of the shares received by the employee, and the corporation will be entitled to a corresponding deduction.

  Under the Internal Revenue Code of 1986 (the "Code"), no income is recognized by an optionee when an incentive stock option is granted or exercised. If the holder holds the shares received on exercise of an incentive stock option for at least two years from the date of grant and one year from date of exercise, any gain realized by the holder on the disposition of the stock will be accorded long-term capital gain treatment, and no deduction is allowed to the corporation. If the

--------------------------------------------------------------------------------
holding period requirements are not satisfied, the employee will recognize ordinary income at the time of disposition equal to the lesser of (i) the gain realized on the disposition, or (ii) the difference between the option price and the fair market value of the shares on the date of exercise. Any additional gain on the disposition not reflected above will be long-term or short-term capital gain, depending upon the length of time the shares are held. The corporation is entitled to an income tax deduction equal to the amount of ordinary income recognized by the employee.

  An employee or nonemployee director who is granted a restricted stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the current fair market value of the shares. Any awards that are not subject to a substantial risk of forfeiture, will be taxed at the time of grant. The corporation will be entitled to a corresponding deduction when the value of the award is included in the recipient's taxable income. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

  An employee or nonemployee director may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted shares at the time of transfer. If the election is made, the basis of the shares so acquired will be equal to the fair market value at the time of transfer. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

  A participant will realize ordinary income as a result of performance awards at the time common shares are transferred or cash is paid in an amount equal to the value of the shares delivered plus the cash paid.

--------------------------------------------------

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
(ITEM NO. 3 ON PROXY CARD)

The bylaws of the corporation provide that, upon the recommendation of the audit committee, the board of directors shall appoint annually a firm of independent public accountants to serve as auditors, and that such appointment shall be submitted for ratification by the shareholders at the Annual Meeting. The board has appointed Arthur Andersen LLP to act as auditors for the current year. This firm has served as auditors of the corporation since 1963. The board of directors recommends a vote FOR ratification of the selection of Arthur Andersen LLP as independent public accountants for 1996.

Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

--------------------------------------------------

DATE FOR RECEIPT OF 1997 SHAREHOLDER
PROPOSALS

Shareholder proposals for presentation at the 1997 Annual Meeting must be received by the corporation no later than November 13, 1996 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 1997 meeting.

--------------------------------------------------

OTHER MATTERS

Over the course of the past year, the corporation advanced defense costs on behalf of a number of current and former officers and directors in connection with ABBOTT LABORATORIES DERIVATIVE LITIGATION. This is a consolidated shareholder derivative action instituted in May and June of 1993 against all of the corporation's present directors (other than Allen F. Jacobson) and a former executive officer that was pending in the Circuit Court of Cook County, Illinois. The complaint sought to hold the defendants liable for an amount exceeding $140 million, in connection with the corporation's settlement of certain antitrust litigation arising out of its marketing of infant formula, plus additional unspecified damages, on the ground that the defendants had a duty to prevent or correct the conduct that gave rise to the underlying claims. On December 15, 1995, the Circuit Court of Cook County dismissed the action. Plaintiffs have filed a notice of appeal.

--------------------------------------------------

PROCEDURE FOR RECOMMENDATION AND
NOMINATION OF DIRECTORS AND TRANSACTION OF
BUSINESS AT ANNUAL MEETINGS

A shareholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the chairman of the nominations

--------------------------------------------------------------------------------
19
committee or the secretary of the corporation. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve.

A shareholder may directly nominate persons for director only by complying with the following procedure: the shareholder must submit the names of such persons in writing to the secretary of the corporation not earlier than the October 1 nor later than the February 15 prior to the date of the Annual Meeting. The nominations must be accompanied by a statement setting forth the name, age, business address, residence address, principal occupation, qualifications, and number of shares of the corporation owned by the nominee and the name, record address, and number of shares of the corporation owned by the shareholder making the nomination.

A shareholder may properly bring business before the Annual Meeting of Shareholders only by complying with the following procedure: the shareholder must submit to the secretary of the corporation, not earlier than the October 1 nor later than the February 15 prior to the date of the Annual Meeting, a written statement describing the business to be discussed, the reasons for conducting such business at the Annual Meeting, the name, record address, and number of shares of the corporation owned by the shareholder making the submission, and a description of any material interest of the shareholder in such business.

--------------------------------------------------------------------------------

GENERAL

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to sign and return their proxy card in the enclosed business reply envelope.

The Annual Meeting will be held at the corporation's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. A shareholder planning to attend the meeting should promptly complete and return the reservation form to assure timely receipt of an admission card.

                                         By order of the board of directors.

                                         JOSE M. DE LASA
                                         SECRETARY

--------------------------------------------------------------------------------

ABBOTT LABORATORIES 1996 INCENTIVE STOCK PROGRAM                       EXHIBIT A
------------------------------------------------------------------
  1. PURPOSE. The purpose of the Abbott Laboratories 1996 Incentive Stock Program (the "Program") is to attract and retain outstanding directors, officers and other employees of Abbott Laboratories (the "Company") and its subsidiaries, and to furnish incentives to such persons by providing opportunities to acquire common shares of the Company, or monetary payments based on the value of such shares or the financial performance of the Company, or both, on advantageous terms as herein provided and to further align such persons' interests with those of the Company's other shareholders through compensation that is based on the value of the Company's common shares.

  2. ADMINISTRATION. The Program will be administered by a committee (the "Committee") of at least two persons which shall be either the Compensation
Committee of the Board of Directors of the Company or such other committee comprised entirely of persons who are both: (i) "disinterested persons" as defined in Rule 16b-3 of the Securities and Exchange Commission; and (ii) "outside directors" as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended; or any successor provision, as the Board of Directors may from time to time designate. The Committee shall interpret the Program, prescribe, amend and rescind rules and regulations relating thereto and make all other determinations necessary or advisable for the administration of the Program. A majority of the members of the Committee shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Program may be made without notice of meeting of the Committee by a writing signed by all of the Committee members. The Committee may, from time to time, delegate any or all of its duties, powers and authority to any officer or officers of the Company, except to the extent such delegation would be inconsistent with Rule 16b-3 of the Securities and Exchange Commission or other applicable law, rule or regulation. The Chief Executive Officer of the Company may, on behalf of the Committee, grant stock options and restricted stock awards under the Program, other than to persons subject to Section 16 of the Securities Exchange Act of 1934. All such grants by the Chief Executive Officer must be reported to, and ratified by, the Committee within twelve months of the grant date but, if ratified, shall be effective as of the grant date.

  3. PARTICIPANTS. Participants in the Program will consist of such officers and other employees of the Company and its subsidiaries as the Committee in its sole discretion may designate from time to time to receive Benefits hereunder. The Committee's designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits, including without limitation (i) the financial condition of the Company; (ii) anticipated profits for the current or future years; (iii) contributions of participants to the profitability and development of the Company; (iv) prior awards to participants; and (v) other compensation provided to participants. Non-Employee Directors shall also be participants in the Program solely for purposes of receiving Restricted Stock Awards under paragraph 13 and Non-qualified Stock Options under paragraph 14. The term "Non-Employee Director" shall mean a member of the Board of Directors who is not a full-time employee of the Company or any of its subsidiaries.

  4. TYPES OF BENEFITS. Benefits under the Program may be granted in any one or a combination of (a) Incentive Stock Options; (b) Non-qualified Stock Options;
(c) Stock Appreciation Rights; (d) Limited Stock Appreciation Rights; (e) Restricted Stock Awards; (f) Performance Awards; and (g) Foreign Qualified Benefits, all as described below.

  5. SHARES RESERVED UNDER THE PROGRAM. There is hereby reserved for issuance under the Program: (i) an aggregate of Five Million (5,000,000) common shares; plus (ii) an authorization for each calendar year (the "Annual Authorization") from and including 1996, of seven-tenths of one percent (0.7%) of the total common shares of the Company issued and outstanding as of the first day of such calendar year; which may be newly issued or treasury shares. The shares hereby reserved are in addition to the shares previously reserved under the Company's 1981 Incentive Stock Program, 1986 Incentive Stock Program and 1991 Incentive Stock Program (the "Prior Programs"). Any common shares reserved for issuance under the Prior Programs in excess of the number of shares as to which options or other Benefits have been awarded on the date of shareholder approval of this Program, plus any such shares as to which options or other Benefits granted under the Prior Programs may lapse, expire, terminate or be canceled after such date, shall also be reserved and available for issuance in connection with Benefits under this Program. Any common shares reserved under the Program for any calendar year under an Annual Authorization as to which options or other Benefits have not been awarded as of the end of such calendar year shall be available for issuance in connection with Benefits granted in subsequent years.

If there is a lapse, expiration, termination or cancellation of any Benefit granted hereunder without the issuance of shares or payment of cash thereunder, or if shares are issued under any Benefit and thereafter are reacquired by the Company pursuant to rights reserved upon the issuance thereof, or shares are reacquired pursuant to the payment of the purchase price of shares under stock options by delivery of other common shares of the Company, the shares subject to or reserved for such Benefit, or so reacquired, may again be used for new options, rights or awards of any sort authorized under this Program; provided, however, that in no event may the number of common shares issued under this Program, and not

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
reacquired by the Company pursuant to rights reserved upon the issuance thereof or pursuant to the payment of the purchase price of shares under stock options by delivery of other common shares of the Company, exceed the total number of shares reserved for issuance hereunder.

  6. INCENTIVE STOCK OPTIONS. Incentive Stock Options will consist of options to purchase common shares at purchase prices not less than One Hundred percent (100%) of the Fair Market Value of such common shares on the date of grant. An Incentive Stock Option will not be exercisable after the expiration of ten (10) years from the date such option is granted. In the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee's last day of work for the Company and its subsidiaries. In the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise an Incentive Stock Option shall terminate upon the end of the original term of the option. If the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor in interest to exercise an Incentive Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death. To the extent the aggregate fair market value (determined as of the time the Option is granted) of the common shares with respect to which any Incentive Stock Option is exercisable for the first time by any individual during any calendar year (under all option plans of the Company and its subsidiary corporations) exceeds $100,000, the excess shall be treated as a Non-qualified Stock Option. An Incentive Stock Option shall be exercisable as determined by the Committee, but in no event earlier than six (6) months from its grant date.

  7. NON-QUALIFIED STOCK OPTIONS. Non-qualified Stock Options will consist of options to purchase common shares at purchase prices not less than One Hundred percent (100%) of the Fair Market Value of such common shares on the date of grant. A Non-qualified Stock Option will not be exercisable after the expiration of ten (10) years from the date such option is granted. In the event of termination of employment for any reason other than retirement, disability or death, the right of the optionee to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the optionee's last day of work for the Company and its subsidiaries. In the event of termination of employment due to retirement or disability, or if the optionee should die while employed, the right of the optionee or his or her successor in interest to exercise a Non-qualified Stock Option shall terminate upon the end of the original term of the option. If the optionee should die within three (3) months after termination of employment for any reason other than retirement or disability, the right of his or her successor in interest to exercise a Non-qualified Stock Option shall terminate upon the earlier of the end of the original term of the option or three (3) months after the date of such death. A Non-qualified Stock Option shall be exercisable as determined by the Committee, but in no event earlier than six (6) months from its grant date.

  8. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant a Stock Appreciation Right to the holder of any stock option granted hereunder or under the Prior Programs. Such Stock Appreciation Rights shall be subject to such terms and conditions consistent with the Program as the Committee shall impose from time to time, including the following:

    (a) A Stock Appreciation Right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six (6) months prior to its expiration.

    (b) Stock Appreciation Rights will permit the holder to surrender any related stock option or portion thereof which is then exercisable and to elect to receive in exchange therefor cash in an amount equal to:

      (i) The excess of the Fair Market Value on the date of such election of one common share over the option price multiplied by

      (ii) The number of shares covered by such option or portion thereof which is so surrendered.

    (c)  A Stock Appreciation Right  granted to a participant  who is subject to
  Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised only after six (6) months from its grant date (unless such exercise would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission).

    (d) A Stock Appreciation Right may be granted to a participant regardless of whether such participant has been granted a Limited Stock Appreciation Right with respect to the same stock option. However, a Stock Appreciation Right may not be exercised during any period that a Limited Stock Appreciation Right with respect to the same stock option may be exercised.

    (e) In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the stock option or portion thereof surrendered.

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  9. LIMITED STOCK APPRECIATION  RIGHTS. The Committee  may, in its  discretion, grant a Limited Stock Appreciation Right to the holder of any stock option granted hereunder or under the Prior Programs. Such Limited Stock Appreciation Rights shall be subject to such terms and conditions consistent with the Program as the Committee shall impose from time to time, including the following:

    (a) A Limited Stock Appreciation Right may be granted with respect to a stock option at the time of its grant or at any time thereafter up to six (6) months prior to its expiration.

    (b) A Limited Stock Appreciation Right will permit the holder to surrender any related stock option or portion thereof which is then exercisable and to receive in exchange therefor cash in an amount equal to:

      (i) The excess of the Fair Market Value on the date of such election of one common share over the option price multiplied by

      (ii) The number of shares covered by such option or portion thereof which is so surrendered.

    (c) A Limited Stock Appreciation Right granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised only after six (6) months from its grant date (unless such exercise would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission) and only during the sixty (60) day period commencing on the later of: (i) the day following the date of a Change in Control; or (ii) the first date on which such exercise would be exempt under Rule 16b-3 of the Securities and Exchange Commission.

    (d) A Limited Stock Appreciation Right may be granted to a participant regardless of whether such participant has been granted a Stock Appreciation Right with respect to the same stock option.

    (e) In the event of the exercise of a Limited Stock Appreciation Right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the stock option or portion thereof surrendered.

  10. RESTRICTED STOCK AWARDS. Restricted Stock Awards will consist of common shares transferred to participants without other payment therefor as additional compensation for their services to the Company or any of its subsidiaries. Restricted Stock Awards granted under this paragraph 10 shall be satisfied from the Company's available treasury shares. Restricted Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares upon termination of the participant's employment within specified periods. Subject to such other restrictions as are imposed by the Committee, the common shares covered by a Restricted Stock Award granted to a participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be sold or otherwise disposed of only after six (6) months from the grant date of the award (unless such sale would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission). No more than ten percent (10%) of the total number of shares available for grant in any calendar year may be issued as Restricted Stock Awards under paragraphs 10 and 13 in that year.

  11. PERFORMANCE AWARDS. Performance Awards in the form of Performance Units or Performance Shares may be granted to any participant in the Program. Performance Units shall consist of monetary awards which may be earned in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time. Performance Shares shall consist of common shares or awards denominated in common shares which may be earned in whole or in part if the Company achieves certain goals established by the Committee over a designated period of time. The goals established by the Committee shall be based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment. Partial achievement of the goal(s) may result in a payment or vesting corresponding to the degree of achievement. Payment of an award earned may be in cash or in common shares or in a combination of both, and may be made when earned, or may be vested and deferred, as the Committee in its sole discretion determines. The maximum amount which may be granted under all Performance Awards for any one year for any one participant shall be Five Million Dollars ($5,000,000). This limit shall be applied to Performance Shares by multiplying the number of Performance Shares granted by the fair market value of one common share on the date of the award. This paragraph 11 is intended to comply with the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in accordance with the rules and regulations thereunder.

  12. FOREIGN QUALIFIED BENEFITS. Benefits under the Program may be granted to such employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Program as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no Benefit shall be granted under any such supplement with terms or conditions which are inconsistent with the provisions as set forth under the Program.

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  13. RESTRICTED STOCK AWARDS FOR NON-EMPLOYEE DIRECTORS.

    (a) Each person elected a Non-Employee Director at an annual shareholders meeting in any of the years 1996 through 2005 shall receive a Restricted Stock Award on the dates of their election covering a number of common shares with a fair market value on the date of the award closest to, but not in excess of, Twenty-Two Thousand Dollars ($22,000) for awards made in years 1996 through 2000 and Twenty-Five Thousand Dollars ($25,000) for awards made in years 2001 through 2005.

    (b) ISSUANCE OF CERTIFICATES. As soon as practicable following the date of the award the Company shall issue certificates ("Certificates") to the Non-Employee Director receiving the award, representing the number of common shares covered by the award. Each Certificate shall bear a legend describing the restrictions on such shares imposed by this paragraph 13.

    (c) RIGHTS. Upon issuance of the Certificates, the directors in whose names they are registered shall, subject to the restrictions of this paragraph 13, have all of the rights of a shareholder with respect to the shares represented by the Certificates, including the right to vote such shares and receive cash dividends and other distributions thereon.

    (d) RESTRICTED PERIOD. The shares covered by awards granted under this paragraph 13 may not be sold or otherwise disposed of within six (6) months following their grant date (unless such sale would not affect the exemption under Rule 16b-3 of the Securities and Exchange Commission) and in addition shall be subject to the restrictions of this paragraph 13 for a period (the "Restricted Period") commencing with the date of the award and ending on the earliest of the following events:

      (i) The date the director terminates or retires from the Board;

      (ii) The date the director dies; or

      (iii) The date of occurrence of a Change in Control (as defined in paragraph 21(c)).

    (e) RESTRICTIONS. All shares covered by awards granted under this paragraph 13 shall be subject to the following restrictions during the Restricted Period:

      (i)  The  shares  may  not   be  sold,  assigned,  transferred,   pledged,
    hypothecated or otherwise disposed of.

      (ii) Any additional common shares of the Company or other securities or property issued with respect to shares covered by awards granted under this paragraph 13 as a result of any stock dividend, stock split or reorganization, shall be subject to the restrictions and other provisions of this paragraph 13.

      (iii) A director shall not be entitled to receive any shares prior to completion of all actions deemed appropriate by the Company to comply with federal or state securities laws and stock exchange requirements.

    (f) Except in the event of conflict, all provisions of the Program shall apply to this paragraph 13. In the event of any conflict between the provisions of the Program and this paragraph 13, this paragraph 13 shall control. Those provisions of paragraph 17 which authorize the Committee to declare outstanding restricted stock awards to be vested and to amend or modify the terms of Benefits shall not apply to awards granted under this paragraph 13. Restricted Stock Awards granted under this paragraph 13 shall be satisfied from the Company's available treasury shares.

  14. NON-QUALIFIED STOCK OPTIONS FOR NON-EMPLOYEE DIRECTORS.

    (a) Each Non-Employee Director may elect to receive any or all of his or her fees earned during the second half of 1996 and each subsequent calendar year under Section 3 of the Abbott Laboratories Non-Employee Directors' Fee Plan (the "Directors' Fee Plan") in the form of Non-qualified Stock Options under this Section 14. Each such election shall be irrevocable, and must be made in writing and filed with the Secretary of the Company by December 31, 1995 (for fees earned in the second half of 1996) and (for fees earned in subsequent calendar years) by June 30 of the calendar year preceding the calendar year in which such fees are earned (or such later date as may be permissible under Rule 16b-3 of the Securities and Exchange Commission, but in no event later than December 31 of such preceding calendar year).

    (b) A Non-Employee Director may file a new election each calendar year applicable to fees earned in the immediately succeeding calendar year. If no new election or revocation of a prior election is received by June 30 of any calendar year (or such later date as may be permissible under paragraph (a)), the election, if any, in effect for such calendar year shall continue in effect for the immediately succeeding calendar year. Any election made under this Section 14 shall take precedence over any election made by the director for the same period, under the Directors' Fee Plan, to the extent necessary to resolve any conflict between such elections. If a director does not elect to receive his or her fees in the form of Non-qualified Stock Options, the fees due such director shall be paid or deferred as provided in the Directors' Fee Plan and any applicable election thereunder by the director.

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    (c) The number of common shares  covered by each Non-qualified Stock  Option granted in any year under this Section 14 shall be determined based on an independent appraisal for such year of the intrinsic value of options granted hereunder and the amount of fees covered by the director's election for such year. The number of common shares covered by options granted in 1996 (as determined under this procedure) shall be the number of whole shares equal to
  (i) the product of three (3) times the amount of fees which the director has elected under paragraph (a) to receive in the form of Non-qualified Stock Options, divided by (ii) One Hundred percent (100%) of the Fair Market Value of one common share on the grant date. Any fraction of a share shall be disregarded, and the remaining amount of the fees corresponding to such option shall be paid as provided in the Directors' Fee Plan and any applicable election thereunder by the director.

    (d) Each Non-qualified Stock Option due a director under this Section 14 shall be issued as of the date the corresponding fees otherwise due the director would have been paid under the Directors' Fee Plan and at a purchase price equal to One Hundred percent (100%) of the Fair Market Value of the common shares covered by such option on the grant date. Each such option shall be fully exercisable after six (6) months from the grant date, and shall not be exercisable after the expiration of ten (10) years from the grant date. Each such option shall contain provisions allowing payment of the purchase price, and any taxes due on the exercise, by delivery of other common shares of the Company (or, in the case of payment of taxes, by withholding of shares).

  15. NONTRANSFERABILITY. Except as provided by the Committee, each stock option and stock appreciation right granted under this Program shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant or the participant's guardian or legal representative.

  16. OTHER PROVISIONS. The award of any Benefit under the Program may also be subject to other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, provisions for the purchase of common shares under stock options in installments, provisions for the payment of the purchase price of shares under stock options by delivery of other common shares of the Company having a then market value equal to the purchase price of such shares, restrictions on resale or other disposition, such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements and understandings or conditions as to the participant's employment in addition to those specifically provided for under the Program.

  In the case of a participant who is subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934, the Committee may, at any time, add such conditions and limitations to any Benefit granted to such participant, or any feature of any such Benefit, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

  A participant may pay the purchase price of shares under stock options by delivery of a properly executed exercise notice together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

  The Committee may, in its discretion and subject to such rules as it may adopt, permit or require a participant to pay all or a portion of the federal, state and local taxes, including FICA and medicare withholding tax, arising in connection with the following transactions: (a) the exercise of a Non-qualified Stock Option; (b) the lapse of restrictions on common shares received as a Restricted Stock Award; or (c) the receipt or exercise of any other Benefit; by
(i) having the Company withhold common shares, (ii) tendering back common shares received in connection with such Benefit or (iii) delivering other previously acquired common shares of the Company having a fair market value approximately equal to the amount to be withheld.

  The Committee may grant stock options under the Program (and, for stock options granted prior to shareholder approval of this Program, under the Company's 1991 Incentive Stock Program) that provide for the grant of replacement stock options if all or any portion of the purchase price or taxes incurred in connection with the exercise, are paid by delivery (or, in the case of payment of taxes, by withholding of shares) of other common shares of the Company. The replacement stock option shall cover the number of common shares surrendered to pay the purchase price, plus the number of shares surrendered or withheld to satisfy the participant's tax liability, shall have an exercise price equal to One Hundred percent (100%) of the Fair Market Value of such common shares on the date such replacement stock option is granted, shall first be exercisable six months from the date of grant of the replacement stock option and shall have an expiration date equal to the expiration date of the original stock option.

  17. TERM OF PROGRAM AND AMENDMENT, MODIFICATION, CANCELLATION OR ACCELERATION OF BENEFITS. The Program shall continue in effect until terminated by the Board of Directors of the Company, except that no Incentive Stock Option shall be granted more than ten (10) years after the date of adoption of this Program. The terms and conditions applicable to any

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Benefits may at any  time be amended, modified  or canceled by mutual  agreement between the Committee and the participant or such other persons as may then have an interest therein, so long as any amendment or modification does not increase the number of common shares issuable under this Program; and provided further, that the Committee may, at any time and in its sole discretion, declare any or all stock options and stock appreciation rights then outstanding under this Program or the Prior Programs to be exercisable and any or all then outstanding Restricted Stock Awards to be vested, whether or not such options, rights or awards are then otherwise exercisable or vested.

  18. AMENDMENT TO PRIOR PROGRAMS. No options or other Benefits shall be granted under the Prior Programs on or after the date of shareholder approval of this Program.

  19. INDIVIDUAL LIMIT ON OPTIONS AND STOCK APPRECIATION RIGHTS; AGGREGATE LIMIT ON INCENTIVE STOCK OPTIONS. The maximum number of shares with respect to which Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted to any one participant, in aggregate in any one calendar year, shall be One Million (1,000,000) shares. Incentive Stock Options with respect to no more than the lesser of (i) Seventy-Five Million (75,000,000) shares (plus any shares acquired by the Company pursuant to payment of the purchase price of shares under incentive stock options by delivery of other common shares of the Company), or (ii) the total number of shares reserved under paragraph 5 may be issued under the Plan.

  20. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares deliverable under the Program after giving the person entitled to receive such amount or shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction.

  21. DEFINITIONS.

    (a) FAIR MARKET VALUE. The Fair Market Value of the Company's common shares shall be the average of the highest and lowest sales prices of such shares as reported on the New York Stock Exchange Composite Reporting System for the date as of which the determination is to be made or in the absence of reported sales on that date, the average of such reported highest and lowest sales prices for the next preceding date on which reported sales occurred; provided that, in the case of any Limited Stock Appreciation Right (other than a right related to an Incentive Stock Option), the Fair Market Value shall be the higher of:

      (i) The highest daily closing price of the Company's common shares during the sixty (60) day period following the Change in Control; or

      (ii) The highest gross price paid or to be paid for the Company's common shares in any of the transactions described in paragraphs 21(c)(i) and 21(c)(ii).

    (b) SUBSIDIARY. The term "subsidiary" for all purposes other than the Incentive Stock Option provisions in paragraph 6, shall mean any corporation, partnership, joint venture or business trust, fifty percent (50%) or more of the control of which is owned, directly or indirectly, by the Company. For Incentive Stock Option purposes the term "subsidiary" shall be defined as provided in Internal Revenue Code Section 424(f).

    (c) CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred on the earliest of the following dates:

      (i) The date any entity or person (including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) shall have become the beneficial owner of, or shall have obtained voting control over, thirty percent (30%) or more of the outstanding common shares of the Company;

      (ii) The date the shareholders of the Company approve a definitive agreement (A) to merge or consolidate the Company with or into another corporation, or to merge another corporation into the Company, in which the Company is not the continuing or surviving corporation or pursuant to which any common shares of the Company would be converted into cash, securities of another corporation, or other property, other than a merger or consolidation of the Company in which holders of common shares immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation or its parent corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of substantially all the assets of the Company; or

      (iii) The date there shall have been a change in a majority of the Board of Directors of the Company within a twelve (12) month period unless the nomination for election by the Company's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twelve (12) month period.

    (d) DISABILITY. The term "disability" for all purposes of the Program shall mean the participant's disability as defined in subsection 4.1(a) of the Abbott Laboratories Extended Disability Plan for twelve (12) consecutive months.

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  22. ADJUSTMENT PROVISIONS.

    (a) If the Company shall at any time change the number of issued common shares without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Program, the individual and aggregate limits described in paragraph 19, and the number of shares covered by each outstanding Benefit shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Benefit shall not be changed. The Committee shall also have the right to provide for the continuation of Benefits or for other equitable adjustments after changes in the Company or in the common shares resulting from reorganization, sale, merger, consolidation, spin-off or similar occurrence.

    (b) Notwithstanding any other provision of this Program, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

    (c) Subject to the six month holding requirements of paragraphs 6, 7, 8(c), 9(c), 10 and 13(d) but notwithstanding any other provision of this Program or the Prior Programs, upon the occurrence of a Change in Control:

      (i) All stock options then outstanding under this Program or the Prior Programs shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

      (ii) All Stock Appreciation Rights and Limited Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then otherwise exercisable;

      (iii) All terms and conditions of all Restricted Stock Awards then outstanding shall be deemed satisfied as of the date of the Change in Control; and

      (iv) All Performance Awards then outstanding shall be deemed to have been fully earned and to be immediately payable, in cash, as of the date of the Change in Control.

  23. AMENDMENT AND TERMINATION OF PROGRAM. The Board of Directors of the Company may amend the Program from time to time or terminate the Program at any time, but no such action shall reduce the then existing amount of any participant's Benefit or adversely change the terms and conditions thereof without the participant's consent. To the extent required for compliance with Rule 16b-3 of the Securities and Exchange Commission, paragraph 13 of the Program may not be amended more frequently than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the rules thereunder, and no amendment of the Program shall result in any Committee member losing his or her status as a "disinterested person" as defined in Rule 16b-3 of the Securities and Exchange Commission with respect to any employee benefit plan of the Company or result in the Program or awards thereunder losing their exempt status under said Rule 16b-3.

  24. SHAREHOLDER APPROVAL. The Program was adopted by the Board of Directors of the Company on October 13, 1995. The Program and any Benefit granted thereunder shall be null and void if shareholder approval is not obtained by October 12, 1996.

--------------------------------------------------------------------------------

   [LOGO]
ABBOTT LABORATORIES
100 ABBOTT PARK ROAD
ABBOTT PARK, ILLINOIS 60064-3500 U.S.A.

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
AND PROXY STATEMENT

MEETING DATE
APRIL 26, 1996

 YOUR VOTE IS IMPORTANT!
 Please sign and promptly return your
 proxy in the enclosed envelope.

  RESERVATION FORM FOR ANNUAL MEETING
  I am a shareholder of Abbott Laboratories and plan to attend the Annual Meeting to be held at the corporation's headquarters, 100 Abbott
  Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County,
  Illinois at 9:00  a.m. on  Friday, April  26,
  1996.
  Please send me an admission card.
  Name _________________________________________________________________________
                                   Please Print
  Address ______________________________________________________________________
  City __________________________ State ____ Zip Code __________________________
  Area code and phone number ___________________________________________________
  Please complete and return this form in the business reply envelope provided, if you plan to attend the meeting. If you hold your Abbott shares through a broker, it is suggested that you return this form directly to the corporation (rather than through your broker) to ensure timely receipt of an admission card.

/X/ Please mark votes as in this example.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1,2 AND 3.


1. Election of 13 Directors.
Nominees: K.F. Austen, D.L. Burnham,
H.L. Fuller, T.R. Hodgson, A.F. Jacobson,
D.A. Jones, D.A.L. Owen, B. Powell, Jr.,
A.B. Rand, W. A. Reynolds,
W.D. Smithburg, J.R. Walter, and W.L. Weiss

FOR / /      WITHHELD / /

FOR,  except vote withheld from the following nominee(s):

-------------------------------------------------


2. Approval of the Abbott Laboratories 1996 Incentive Stock Program.

FOR / / AGAINST / /  ABSTAIN / /


3. Ratification of Arthur Andersen LLP as auditors.

FOR / / AGAINST / /  ABSTAIN / /


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT / /

Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign.

Please read other side before signing.


Signature:                    Date:      Signature:                  Date:
         --------------------     -----            ------------------     -----

                             ABBOTT LABORATORIES

              SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY

     The undersigned, revoking previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 11, 1996 in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 26, 1996 at the corporation's headquarters, and hereby appoints DUANE
L. BURNHAM and JOSE M. DE LASA, or either of them, proxy for the undersigned, with power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof.

INSTRUCTIONS: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.


   (IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE.)   SEE REVERSE SIDE